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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): December 16, 1999

                       AMERICAN HOME PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      1-1225                  13-2526821
(State or other jurisdiction       (Commission File           (IRS Employer
of incorporation)                      Number)             Identification No.)




Five Giralda Farms, Madison, New Jersey                              07940
(Address of Principal Executive Offices)                           (Zip Code)



        Registrant's telephone number, including area code: 973-660-5000


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Item 5.  Other Events

                  On December 16, 1999, American Home Products Corporation issued a press release the full text of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

         (c)  Exhibits

                  (99.1)   Press Release, dated December 16, 1999



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN HOME PRODUCTS CORPORATION



                                            By:   /s/ Gerald A. Jibilian
                                                  ------------------------------
                                                  Name:  Gerald A. Jibilian
                                                  Title: Vice President





Dated:  December 17, 1999


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                                  EXHIBIT INDEX



          (99.1) Press Release, dated December 16, 1999